Exhibit 99.3

Genworth and Oceanwide File Supplemental Information with Regulators

Richmond, VA (September 14, 2018) – Genworth Financial, Inc. (NYSE: GNW) and China Oceanwide Holdings Group Co., Ltd. (Oceanwide) today announced they are submitting supplemental information to the regulators who are reviewing their proposed transaction. As previously announced, Genworth and Oceanwide extended their merger agreement to December 1, 2018 to provide additional time for regulatory review of the transaction.

The supplemental filings outline a potential alternative funding structure for the transaction that Oceanwide may implement in the event that international political and economic developments cause potential delays in implementing the original funding structure. The supplemental filings also reference the post-closing capital investment plan the parties previously announced and contain additional details about an enhanced data security program the parties are implementing in connection with the receipt of the clearance of the proposed transaction by the Committee on Foreign Investment in the United States (CFIUS).

Under the capital investment plan, Oceanwide and/or its affiliates would contribute an aggregate of $1.5 billion to Genworth over time following the consummation of the transaction, with the final amounts of the plan to be contributed by March 31, 2020. The contribution will be subject to the closing of the merger and the receipt of required regulatory approvals. The contribution would be used to further improve Genworth’s financial stability, which could include retiring Genworth’s debt due in 2020 and 2021 or enabling future growth opportunities.

The enhanced data security program comprises multiple layers of security measures to protect the personal information of Genworth’s policyholders and customers. They include a U.S.-based third-party service provider to manage and protect Genworth’s customer data; an independent monitor that will monitor the parties’ compliance with the mitigation agreement; and three independent board members who have national security expertise.

“The enhanced data security program we are putting into place and the quality of the national security experts we’ve recruited for our new board reflect our steadfast commitment to protect the sensitive personal data of our policyholders and customers,” said Tom McInerney, president and CEO of Genworth.

The parties continue to target closing the transaction in the fourth quarter of 2018. The closing of the proposed transaction remains subject to the receipt of required regulatory approvals in the U.S., China and other international jurisdictions and other closing conditions.

“Genworth and Oceanwide stand ready and willing to provide further information that regulators may need to complete their reviews of our transaction,” McInerney said. “Genworth remains convinced that the transaction is the best path forward for our stockholders and other stakeholders.”

Added LU Zhiqiang, chairman of Oceanwide: “I am pleased with the constructive discussions we have had with our regulators and look forward to working with Genworth to close the transaction as quickly as possible.”

About Genworth Financial

Genworth Financial, Inc. (NYSE: GNW) is a Fortune 500 insurance holding company committed to helping families achieve the dream of homeownership and address the financial challenges of aging through its leadership positions in mortgage insurance and long term care insurance. Headquartered in Richmond, Virginia, Genworth traces its roots back to 1871 and became a public company in 2004. For more information, visit genworth.com.

From time to time, Genworth releases important information via postings on its corporate website. Accordingly, investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information is found under the “Investors” section of genworth.com. From time to time, Genworth’s publicly traded subsidiaries, Genworth MI Canada Inc. and Genworth Mortgage Insurance Australia Limited, separately release financial and other information about their operations. This information can be found at http://genworth.ca and http://www.genworth.com.au.

About Oceanwide

Oceanwide is a privately held, family owned international financial holding group founded by LU Zhiqiang. Headquartered in Beijing, China, Oceanwide’s well-established and diversified businesses include operations in financial services, energy, technology information services, culture and media, and real estate assets globally, including in the United States.

Oceanwide is the controlling shareholder of the Shenzhen-listed Oceanwide Holdings Co., Ltd. and Minsheng Holdings Co. Ltd.; the Hong Kong-listed China Oceanwide Holdings Limited and China Tonghai International Financial Limited (formerly known as Quam Limited); the privately-held International Data Group, Minsheng Securities, Minsheng Trust, and Asia Pacific Property & Casualty Insurance; and it is the single largest shareholder of Australia-listed CuDECO Ltd. China Oceanwide also is a minority investor in Shanghai-listed China Minsheng Bank and Hong Kong-listed Legend Holdings. In the United States, Oceanwide has real estate investments in New York, California, and Hawaii. Businesses controlled by Oceanwide have more than 10,000 employees globally.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the parties’ inability to obtain regulatory approvals, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to December 1, 2018 (and either or both of the parties may not be willing to further waive their End Date termination rights beyond December 1, 2018) or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals (including those conditions that either or both of the parties may be unwilling to accept); (iii) the risk that the parties will not be able to obtain other regulatory approvals, including in connection with the parties’ intent to seek approval of the Oceanwide transaction with no unstacking, a potential alternative funding structure or in connection with the current geo-political environment; (iv) the parties’ inability to obtain any necessary regulatory approvals for the post-closing capital plan; (v) the risk that a condition to closing of the transaction may not be satisfied; (vi) potential legal proceedings that may be instituted against Genworth following announcement of the transaction; (vii) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (viii) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (ix) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (x) continued availability of capital and financing to Genworth before the consummation of the transaction; (xi) further rating agency actions and downgrades in Genworth’s financial strength ratings; (xii) changes in applicable laws or regulations; (xiii) Genworth’s ability to recognize the anticipated benefits of the transaction; (xiv) the amount of the costs, fees, expenses and other charges related to the transaction; (xv) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xvi) the impact of changes in interest rates and political instability; and (xvii) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 28, 2018. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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For further information:

Investors: investorinfo@genworth.com

Media: Julie Westermann, 804 662.2423, julie.westermann@genworth.com